Rule 497(e)

File No. 333-146827

Innovator ETFs® Trust

(the “Trust”)

Innovator U.S. Equity Buffer ETF™ – February

Innovator U.S. Equity Power Buffer ETF™ – February

Innovator U.S. Equity Ultra Buffer ETF™ – February

(each, a “Fund” and together, the “Funds”)

Supplement To Each Fund’s Prospectus
Dated February 27, 2024

January 24, 2025

As described in detail in each Fund’s prospectus, an investment in shares of a Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the Outcome Period of approximately one year. The current Outcome Period for each Fund will end on January 31, 2025, and each Fund will commence a new Outcome Period that will begin on February 1, 2025 and end on January 31, 2026. Each Fund’s Cap will not be determined until the start of the new Outcome Period on February 1, 2025. A supplement to each Fund’s prospectus will be filed on January 31, 2025 that will include the actual Cap for the new Outcome Period, which may be higher or lower than the estimated Cap ranges set forth below. As of January 24, 2025, the expected range of each Fund’s Cap is set forth below.

Fund Name	Ticker	Estimated Cap Range
Innovator U.S. Equity Buffer ETF™ – February	BFEB	14.21% – 16.21% (13.42% – 15.42% after taking into account the Fund’s unitary management fee)
Innovator U.S. Equity Power Buffer ETF™ – February	PFEB	10.84% – 12.59% (10.05% – 11.80% after taking into account the Fund’s unitary management fee)
Innovator U.S. Equity Ultra Buffer ETF™ – February	UFEB	10.69% – 12.44% (9.90% – 11.65% after taking into account the Fund’s unitary management fee)

Please Keep This Supplement With Your Prospectus For Future Reference